UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 20, 2010

EnergyConnect Group, Inc.

(Exact name of Company as specified in its charter)

(Commission File Number)

Oregon	93-0935149
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

901 Campisi Way, Suite 260
Campbell, CA 95008
(Address of principal executive offices, with zip code)

(408) 370-3311
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On October 20, 2010, EnergyConnect Group, Inc. (the "Company") and Aequitas Commercial Finance, LLC (“Aequitas”) terminated the Business Loan Agreement and the Commercial Security Agreement between the parties dated February 26, 2009 (collectively the “Loan Agreements”), following Aequitas’ election to convert, effective September 8, 2010, the outstanding balance in the aggregate amount totaling $3,307,279.96 under the Loan Agreements, as evidenced by that certain Convertible Secured Promissory Note dated February 26, 2009, as amended, into 36,504,180 shares of the Company’s common stock based upon the conversion price of $0.0906 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2010	ENERGYCONNECT GROUP, INC.

	By:	/s/ Kevin R. Evans
	Name:	Kevin R. Evans
	Title:	President and Chief Executive Officer